Exhibit 10.1

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 16, 2023 (this “Amendment”), is made and entered into by and among H.B. FULLER COMPANY, a Minnesota corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the Revolving Lenders listed on the signature pages hereto, the Issuing Banks listed on the signature pages hereto, the Swingline Lender listed on the signature pages hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the Consenting Lenders (as defined below) and JPMORGAN CHASE BANK, N.A., as replacement Lender (in such capacity, the “Replacement Lender”).

RECITALS

WHEREAS, reference is made to the Second Amended and Restated Credit Agreement, dated as of February 15, 2023 (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Borrower has requested that the Lenders party hereto agree to the amendments contained in Section 2 (collectively, the “Repricing Amendments”), in each case as provided for herein;

WHEREAS, subject to the conditions contained herein, each Term B Lender under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date (as defined below) (collectively, the “Existing Lenders”) that executes and delivers a signature page to this Amendment and selects Option A thereon (collectively, the “Continuing Lenders”) hereby agrees to the terms of this Amendment and the amendments contemplated hereby;

WHEREAS, subject to the conditions contained herein, each Existing Lender that executes and delivers a signature page to this Amendment and selects Option B thereon (collectively, the “Non-Continuing Lenders” and, together with the Continuing Lenders, the “Consenting Lenders”) hereby agrees to the terms of this Amendment and the amendments contemplated hereby and agrees that it shall execute or be deemed to have executed a counterpart of the Master Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit A (the “Master Assignment”) and shall in accordance therewith sell and assign all of its interests, rights and obligations under the Existing Credit Agreement and related Loan Documents in respect of its existing Term B Loans to the Replacement Lender, which Replacement Lender shall assume such interest, rights and obligations as specified in the Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Lender that fails to execute and deliver a signature page to this Amendment by 12:00 noon (New York City time), on August 10, 2023 (or such later time and dates as the Administrative Agent may agree in its sole discretion) (each, a “Non-Consenting Lender”) shall execute a counterpart of the Master Assignment (or any other Assignment and Assumption) or be deemed to have executed and delivered the Master Assignment or such other Assignment and Assumption and shall, in accordance with Section 9.02(e) of the Existing Credit Agreement, sell and assign (or be deemed to sell and assign) all of its interests, rights and obligations under the Existing Credit Agreement and related Loan Documents in respect of its existing Term B Loans to the Replacement Lender, which Replacement Lender shall assume such interest, rights and obligations as specified in the Master Assignment (or any other Assignment and Assumption), as further set forth in this Amendment;

WHEREAS, the Replacement Lender agrees to purchase, immediately prior to the Amendment No. 1 Effective Date, all Term B Loans of the Non-Continuing Lenders and Non-Consenting Lenders;

WHEREAS, each of JPMorgan Chase Bank, N.A., Citibank, N.A., U.S. Bank National Association, MUFG Bank, Ltd. and Morgan Stanley Senior Funding, Inc. will act as joint lead arrangers in respect of this Amendment;

WHEREAS, pursuant to Section 9.02(e)(i) of the Existing Credit Agreement, the Borrower, the Administrative Agent, each Issuing Bank and the Swingline Lender party hereto agree that the Replacement Lender is satisfactory to replace each Non-Consenting Lender as a Lender under the Credit Agreement;

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Administrative Agent, the Consenting Lenders, the Replacement Lender and the Borrower hereby agree to amend certain provisions of the Existing Credit Agreement to effectuate the foregoing;

WHEREAS, the Consenting Lenders and the Revolving Lenders party hereto constitute the Required Lenders, and

WHEREAS, the Existing Credit Agreement, as amended by this Amendment shall hereinafter be referred to as the “Credit Agreement”.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.    Amendments to Credit Agreement. Pursuant to Section 9.02(b) of the Existing Credit Agreement, the Existing Credit Agreement is hereby amended as follows:

(a)    Amendments to Section 1.01: Defined Terms.

(i)    Each of the following defined terms is hereby added to Section 1.01 of the Existing Credit Agreement in the proper alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1, dated as of August 16, 2023, among the Borrower, the Subsidiary Guarantors listed on the signature pages thereto, the Administrative Agent, the Consenting Lenders (as defined therein), the Replacement Lender (as defined therein) and the other parties thereto.

“Amendment No. 1 Effective Date” shall mean August 16, 2023.

(ii)    Clause (ii) of the defined term “Applicable Rate” is hereby amended and restated in its entirety to read as follows:

(ii) (a) for any day prior to the Amendment No. 1 Effective Date, with respect to the Term B Facility, 2.50% per annum in the case of Term Benchmark Loans and 1.50% per annum in the case of ABR Loans and (b) for any day on or after the Amendment No. 1 Effective Date, with respect to the Term B Facility, 2.25% per annum in the case of Term Benchmark Loans and 1.25% per annum in the case of ABR Loans.

(b)    Amendments to Section 2.11(b): Prepayment of Loans; Prepayment Premium. Section 2.11(b) of the Existing Credit Agreement is hereby amended by replacing the words “6 months after the Effective Date” contained in the lead-in clause thereof with the words “6 months after the Amendment No. 1 Effective Date”.

(c)    On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.

(d)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 3.    Conditions Precedent. This Amendment is, and the Repricing Amendments are, subject to the satisfaction or waiver in accordance with Section 9.02 of the Credit Agreement of the following conditions precedent (upon satisfaction or waiver of such conditions, such date being referred to herein as the “Amendment No. 1 Effective Date”):

(a)    JPMorgan Chase Bank, N.A., (in its capacity as sole lead arranger and sole bookrunner in respect of this Amendment, the “Amendment Arranger”) and the Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Administrative Agent and/or the Amendment Arranger (or any of its affiliates) and the Borrower to be due and payable on or prior to the Amendment No. 1 Effective Date in the amounts and at the times so specified, including the payment of arrangement fees and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including, but not limited to, reasonable and documented out-of-pocket expenses of due diligence investigation, syndication expenses (including Clearpar and other syndication, lend-amend and clearing sites and services) and the reasonable and documented fees, disbursements and other charges of one firm of primary outside legal counsel for the Amendment Arranger, which shall be Davis Polk & Wardwell LLP) required to be reimbursed or paid by any Loan Party under any Loan Document in accordance with Section 9.03 of the Credit Agreement (in the case of out-of-pocket expenses, solely to the extent invoiced to the Borrower at least two (2) Business Days prior to the Amendment No. 1 Effective Date (or such later date as the Borrower shall permit in its reasonable discretion)).

(b)    [Reserved].

(c)    Each of the representations and warranties contained in Section 4 of this Amendment and Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as if made on and as of such date, both immediately before and after giving effect to this Amendment on the Amendment No. 1 Effective Date (other than any such representations or warranties that are made as of a specific date, which shall be true and correct in all material respects as of such date) (without duplication of any materiality qualifiers with respect to any such representation or warranty already qualified by materiality or Material Adverse Effect).

(d)    The Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by each of (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Administrative Agent, (iv) the Consenting Lenders (which Consenting Lenders shall constitute Required Lenders immediately prior to giving effect to this Amendment), (v) the Replacement Lender and (vi) the Revolving Lenders, the Issuing Banks and the Swingline Lender party hereto.

(e)    The Administrative Agent shall have received a certificate dated as of the Amendment No. 1 Effective Date and executed by a Secretary or Assistant Secretary of each Loan Party certifying (A) that (i) the certificate of incorporation and bylaws or other equivalent organizational documents of such Loan Party have not been repealed, revoked, rescinded or amended in any respect since the Effective Date or (ii) attached thereto is a true and complete copy of the certificate of incorporation and bylaws or other equivalent organizational documents of such Loan Party and that such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (B) that attached thereto is a true and complete copy of resolutions or other evidence of authority authorizing this Amendment and the transactions contemplated hereby and that such resolutions or other evidence of authority have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission and (C) the names and true signatures of the officers of such Loan Party authorized to sign this Amendment.

(f)    The Administrative Agent shall have received a short-form good standing certificate or the equivalent, if any, in the jurisdiction of organization of each Loan Party, each dated as of a recent date.

(g)    No Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date, both immediately before and after giving effect to the amendments contemplated herein.

(h)    The Administrative Agent shall have received a certificate, dated as of the Amendment No. 1 Effective Date and signed on behalf of the Borrower, certifying on behalf of the Borrower that the conditions precedent set forth in paragraphs (c) and (g) of this Section 3 have been satisfied or waived on such date.

(i)    (i) The Replacement Lender shall have executed and delivered the Master Assignment contemplated by Section 7 below and all conditions to the consummation of the assignments in accordance with Section 7 below shall have been satisfied and such assignments shall have been consummated and (ii) any fees, costs and any other expenses in connection with such assignment arising under Section 9.04 of the Existing Credit Agreement shall have been paid in full or, in the case of processing and recordation fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 9.04 of the Existing Credit Agreement in connection with this Amendment and the assignments contemplated hereby).

SECTION 4.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Consenting Lenders, the Replacement Lender and the other Lenders party hereto, as of the Amendment No. 1 Effective Date that, both before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

(a)    Corporate Organization and Power. Each of the Borrower and its Subsidiaries (i) is (x) duly organized or incorporated, (y) validly existing and (z) in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required.

(b)    Authorization; Enforceability. This Amendment and the transactions contemplated hereby are within the Borrower’s and each Subsidiary Guarantor’s corporate, limited liability company or other like powers and have been duly authorized by all necessary corporate, limited liability company or other like action and, if required, by all necessary shareholder, member, partner or other like action. This Amendment has been duly executed and delivered by the Borrower and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    No Violation. The execution, delivery and performance by the Borrower and each Subsidiary Guarantor of this Amendment and compliance by it with the terms hereof, do not and will not (i) violate in any material respect any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority binding upon the Borrower or any of its Subsidiaries, (ii) violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iii) result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, other than Liens securing the Obligations.

(d)    Governmental and Third-Party Authorization. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower or any Subsidiary Guarantor of this Amendment, except consents, authorizations and filings that have been (or on or prior to the Amendment No. 1 Effective Date will have been) made or obtained and that are (or on the Amendment No. 1 Effective Date will be) in full force and effect.

(e)    Full Disclosure. The Borrower represents and warrants that as of the Amendment No. 1 Effective Date all written information concerning the Borrower and its Subsidiaries included in the lender presentation dated July 2023, any other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent, the Amendment Arranger or any Lender in connection with this Amendment on or before the Amendment No. 1 Effective Date (as modified or supplemented by other information so furnished or filed with the SEC), when taken as a whole and when taken together with the Borrower’s filings with the SEC prior to the date hereof, does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections may vary from actual results and such variances may be material).

SECTION 5.    Effect on the Credit Agreement.

(a)    Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent Party or Secured Party under any Loan Document.

(b)    This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement.

SECTION 6.    Reaffirmation of Guarantees and Security Interests. Each Loan Party has (i) (other than the Borrower) guaranteed all or a portion of the Obligations and (ii) created Liens in favor of the Secured Parties on certain Collateral to secure its obligations within the Credit Agreement, under the Collateral Documents to which it is a party. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to this Amendment to be entered into on the date hereof. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all such applicable “Obligations” under each of the Loan Documents to which it is a party and (ii) confirms that the Lien granted to the Collateral Agent for the benefit of the Secured Parties with respect to such Loan Party’s right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the applicable Obligations (whether at stated maturity, by acceleration or otherwise) is continuing.

Each Loan Party acknowledges and agrees that (i) each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 7.    Replacement of Lenders.

(a)    The parties hereto agree that the Borrower is electing to exercise its rights under Section 9.02(e) of the Existing Credit Agreement in connection with this Amendment to require any Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents, and pursuant to the Master Assignment (or any other Assignment and Assumption), each Non-Consenting Lender shall sell and assign the entire principal amount of its existing Term B Loans as set forth in the Master Assignment (or such other Assignment and Assumption), as such Master Assignment (or such other Assignment and Assumption) is completed by the Administrative Agent on or prior to the Amendment No. 1 Effective Date, to the Replacement Lender, as assignee under such Master Assignment (or such other Assignment and Assumption), solely upon the consent and acceptance by the Replacement Lender, and each Non-Consenting Lender shall be deemed to have executed a counterpart to such Master Assignment (or such other Assignment and Assumption) to give effect to such consent by such Non-Consenting Lender. The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Term B Loans at the time of such assignment.

(b)    Each Existing Lender selecting Option B on its signature page hereto hereby consents and agrees to (i) this Amendment and (ii) sell the entire principal amount of its existing Term B Loans by way of an assignment on the Amendment No. 1 Effective Date pursuant to the Master Assignment. By executing and delivering a signature page hereto and selecting Option B thereon, each Non-Continuing Lender shall be deemed to have executed a counterpart to the Master Assignment to give effect, solely upon the consent and acceptance by the Replacement Lender, to the assignment described in the immediately preceding sentence.

(c)    The parties hereto agree that the Replacement Lender is satisfactory to replace each Non-Consenting Lender as a Lender under the Credit Agreement.

SECTION 8.    Arrangers. For purposes of this Amendment, the Borrower hereby appoints each of JPMorgan Chase Bank, N.A., Citibank, N.A., U.S. Bank National Association, MUFG Bank, Ltd. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and agrees that Section 9.03 of the Credit Agreement shall apply mutatis mutandis as if such institutions were each “Co-Lead Arrangers” thereunder.

SECTION 9.    Miscellaneous.

(a)    Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(b)    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(c)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The parties hereto agree that the provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment, mutatis mutandis and incorporated by reference herein.

(d)    Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(e)    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission (including “.pdf”, “.tif” or similar format) shall be as effective as delivery of an original executed counterpart.

(f)    Headings. The headings for the several sections and subsections in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:         H.B. FULLER COMPANY

By:         /s/ Heidi A. Weiler
         Name: Heidi A. Weiler
         Title: Vice President, Corporate Financial Strategy

SUBSIDIARY GUARANTORS:         H.B. FULLER CONSTRUCTION PRODUCTS INC.,

By:         /s/ Heidi A. Weiler
         Name: Heidi A. Weiler
         Title: Treasurer

H.B. FULLER INDUSTRIAL INC.

By:         /s/ Heidi A. Weiler
         Name: Heidi A. Weiler
         Title: Treasurer

H.B. FULLER ADHESIVE SYSTEMS LLC

By:         /s/ Robert Joseph Martsching
         Name: Robert Joseph Martsching
         Title: Vice President and Chief Financial Officer

ADCO GLOBAL, INC.

ADCO PRODUCTS, LLC

H.B. FULLER INTERNATIONAL HOLDINGS CORP.

ROYAL ACQUISITION CORP.

ROYAL ADHESIVES AND SEALANTS, LLC

ROYAL HOLDINGS, INC.

SIMPSONVILLE PROPERTIES LLC

SOUTH BEND PROPERTIES LLC,

By:         /s/ Robert Joseph Martsching
         Name: Robert Joseph Martsching
         Title: Chief Financial Officer

SENECA POLYMER CO.

SIMPSONVILLE POLYMER CO.,

By:         /s/ Heidi A. Weiler
         Name: Heidi A. Weiler
         Title: Treasurer

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the Replacement Lender

By:         /s/ Christopher A. Salek
         Name: Christopher A. Salek
         Title: Executive Director

JPMORGAN CHASE BANK, N.A., as a Revolving Lender, as an Issuing Bank and Swingline Lender

By:         /s/ Christopher A. Salek
         Name: Christopher A. Salek
         Title: Executive Director

CITIBANK, N.A., as a Revolving Lender and as Issuing Bank

By:         /s/ David Jaffe
         Name: David Jaffe
         Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender and as Issuing Bank

By:         /s/ Mila Yakovlev
         Name: Mila Yakovlev
         Title: Senior Vice President

MORGAN STANLEY BANK, N.A., as a Revolving Lender and as Issuing Bank

By:         /s/ James Chaon
         Name: James Chaon
         Title: Authorized Signatory

MUFG BANK, LTD., as Revolving Lender and as Issuing Bank

By:         /s/ Jake Cohan
         Name: Jake Cohan
         Title: Authorized Signatory

Signature page to Amendment No. 1 dated as of the date first above written

JPMorgan Chase Bank, N.A., as a Consenting Lender

By: /s/ Nikki Seegmuller
Name:         Nikki Seegmuller
Title:         Vice President

Term B Loans held by JPMorgan Chase Bank N.A. as a Consenting Lender: $2,189,904.87

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

522 Funding CLO 2017-1(A), Ltd., as a Consenting

Lender

By: MS 522 CLO CM LLC as its Collateral Manager

By: /s/ Michael Brotthof
Name: Michael Brotthof

Title: Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 10, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as

Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $698,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO, SERIES 2015-A, as a Consenting Lender

By: Allstate Investment Management Company, as Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO, SERIES 2017-A, as a Consenting Lender

By: Allstate Investment Management Company, as Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $798,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO, SERIES 2018-A, as a Consenting Lender

By: Allstate Investment Management Company, as Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO, SERIES 2018-B, as a Consenting Lender

By: Allstate Investment Management Company, as Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $748,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 18, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ALLSTATE INSURANCE COMPANY, as a

Consenting Lender

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $1,795,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 11, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as, Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $2,294,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 12, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as, Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $1,097,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 14, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as, Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $1,296,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 15, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as, Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 16, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as, Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIMCO CLO 17, Ltd., as a Consenting Lender

By: Allstate Investment Management Company, as, Collateral Manager

By: /s/ Kyle Roth

Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen

Name: Christopher Goergen

Title: Sr. Portfolio Manager

Term B Loans held by such Consenting Lender: $748,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AMMC CLO 26, Limited, as a Consenting Lender

By: American Money Management Corp.,

As: Collateral Manager

By: /s/ David Meyer

Name: David Meyer
Title: Senior Vice President

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☐ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☒ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Pioneer Floating Rate Fund, as a Consenting Lender

By: Amundi Asset Management US, Inc.,

Its investment adviser

By: /s/ Margaret C. Begley

Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

Term B Loans held by such Consenting Lender: $349,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AZB Funding 12 Limited,

as a Consenting Lender

By: /s/ Keith Labbate

Name: Keith Labbate
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $39,000,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Ares Loan Trust 2011, as a Consenting Lender

By: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

By: /s/ Joanne HansonBonney

Name: Joanne HansonBonney
Title: Managing Director

Term B Loans held by such Consenting Lender: $3,648,648.20

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Ares Global Credit Fund S.C.A., SICAV-RAIF, as a Consenting Lender

By: Ares Capital Management III, as the Investment Manager

By: /s/ Joanne HansonBonney

Name: Joanne HansonBonney
Title: Managing Director

Term B Loans held by such Consenting Lender: $748,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Ares Loan Trust 2016, as a Consenting Lender

By: Ares Management LLC, as Investment Manager

By: /s/ Joanne HansonBonney

Name: Joanne HansonBonney
Title: Managing Director

Term B Loans held by such Consenting Lender: $10,016,803.18

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ARVEST BANK, as a Consenting Lender

By: /s/ John Suskie

Name: John Suskie
Title: Managing Director

Term B Loans held by such Consenting Lender: $4,987,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2023-1, Limited, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manger II, LP, as its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $1,396,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2021-3, Limited, as a Consenting Lender

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2020-3, Limited, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manger, LLC

its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $127,040.09

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BAIN CAPITAL CREDIT CLO 2020-4, LIMITED, as a Consenting Lender

By: BAIN CAPITAL CREDIT U.S. CLO

MANAGER, LLC, as its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2021-2, Limited, as a Consenting Lender

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $112,924.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2017-2, Limited, as a Consenting Lender

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2019-1, Limited, as a Consenting Lender

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2021-5, Ltd, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manger, LLC

its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $112,924.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2021-7, Limited, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manger, LLC

its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $112,924.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2022-3, Ltd., as a Consenting Lender

By: BAIN CAPITAL CREDIT U.S. CLO

MANAGER, LLC, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2020-5, Limited, as a Consenting Lender

By: BAIN CAPITAL CREDIT U.S. CLO

MANAGER, LLC, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $112,924.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2021-6, Limited, as a Consenting Lender

By: BAIN CAPITAL CREDIT U.S. CLO

MANAGER, LLC, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $127,040.09

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2019-4, Limited, as a Consenting Lender

By: Bain Capital Credit, LP as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $169,386.79

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BAIN CAPITAL CREDIT CLO 2021-1, LIMITED, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manager, LLC

its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2021-4, Limited, as a Consenting Lender

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $169,386.79

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2022-4, Limited, as a Consenting Lender

By: BAIN CAPITAL CREDIT U.S. CLO

MANAGER, LLC, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2018-1, Limited, as a Consenting Lender

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $166,563.68

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2018-2, Limited, as a Consenting Lender

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $166,563.68

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BAIN CAPITAL CREDIT CLO 2019-2, LIMITED, as a Consenting Lender

By: Bain Capital Credit, LP as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2019-3, Limited, as a Consenting Lender

By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.69

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2020-1, Limited, as a Consenting Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2022-1, Limited, as a Consenting Lender

By: Bain Capital Credit, LP as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $155,271.23

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2020-2, Limited, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manager, LLC

its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $112,924.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2022-5, Limited, as a Consenting Lender

By: Bain Capital Credit U.S. CLO Manager, LLC

its Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $112,924.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Banco de Credito e Inversiones, SA= Miami Branch, as a Consenting Lender

By: /s/ Juan Segundo

Name: Juan Segundo
Title: MSVP

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $9,975,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BANCO DE SABADELL, S.A., MIAMI BRANCH, as

a Consenting Lender

By: /s/ Enrique Castillo

Name: Enrique Castillo
Title: Head of Corporate Banking

Term B Loans held by such Consenting Lender: $6,982,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bank of Baroda, New York Branch, as a Consenting Lender

By: /s/ Pradeepa Desai

Name: Pradeepa Desai
Title: Assistant General Manager

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $29,925,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bank of Labor, as a Consenting Lender

By: /s/ Drew Sleypen

Name: Drew Sleypen
Title: Senior Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $2,992,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ARROWOOD INDEMNITY COMPANY, as a Consenting Lender

By: Barings LLC as Investment Adviser

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $237,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ARROWOOD INDEMNITY COMPANY AS

ADMINISTRATOR OF THE PENSION PLAN OF

ARROWOOD INDEMNITY COMPANY, as a Consenting Lender

By: Barings LLC as Investment Adviser

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $237,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2016-I, as a Consenting Lender

By: Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2016-II, as a Consenting Lender

By: Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

G.A.S. (Cayman) Limited acting solely in its capacity as Trustee of Serengeti (Loan Fund), a series trust of the Multi Strategy Umbrella Fund Cayman, as a Consenting Lender

By: Barings LLC as Investment Manager and Attorney-in-fact

By: /s/ Gregory White

Name: Gregory White
Title: Director

The foregoing is executed on behalf of the Serengeti (Loan Fund), organized under a Supplemental Trust Deed, dated as of September 21, 2017, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2018-I, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2018-II, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2018-IV, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2019-I, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2019-II, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2019-III, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2019-IV, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Broad River BSL Funding CLO Ltd. 2020-1, as a Consenting Lender

By: Jocassee Partners LLC, as Collateral Manager

By: /s/ Meredith Lynch

Name: Meredith Lynch
Title: Managing Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2020-III, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2020-IV, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS GLOBAL LOAN SELECT RESPONSIBLE EXCLUSIONS LIMITED, as a Consenting Lender

By: Barings LLC as Investment Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2021-I, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2021-II, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Barings Loan Partners CLO Ltd. 2, as a Consenting Lender

By: Barings LLC, as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2021-III, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

NEBRASKA INVESTMENT COUNCIL, as a Consenting Lender

By: Barings LLC as Investment Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2022-I, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: 475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2022-II, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $475,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Barings Loan Partners CLO Ltd. 3, as a Consenting Lender

By: Barings LLC, as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2022-IV, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BARINGS CLO LTD. 2023-I, as a Consenting Lender

By Barings LLC as Collateral Manager

By: /s/ Gregory White

Name: Gregory White
Title: Director

Term B Loans held by such Consenting Lender: $1,424,999.99

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Beachwood Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $441,388.36

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Floating Rate Loan ETF, as a Consenting Lender

By BlackRock Fund Advisors, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $10,972.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Income Fund of BlackRock Funds V, as a Consenting Lender

By: BlackRock Advisors, LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $72,817.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Debt Strategies Fund, Inc., as a Consenting Lender

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $264,337.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Floating Rate Income Strategies Fund, Inc., as a Consenting Lender

BY: BlackRock Financial Management, Inc., its Sub- Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $292,267.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BLACKROCK MANAGED INCOME FUND OF BLACKROCK FUNDS II, as a Consenting Lender

By: BlackRock Advisors LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $20,947.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Blackrock Private Investments Fund, as a Consenting Lender

By: BlackRock Investment Advisors, LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $25,935.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Dynamic High Income Portfolio of BlackRock Funds II, as a Consenting Lender

By: BlackRock Advisors, LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $36,907.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Global Investment Series: Income Strategies Portfolio, as a Consenting Lender

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $43,890.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Multi-Strategy Credit Master Fund Ltd., as a Consenting Lender

By BlackRock Financial Management Inc. Its Investment

Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $50,872.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Employers Reassurance Corporation, as a Consenting Lender

By: BlackRock Financial Management, Inc. Its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $1,340,640.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

NC GARNET FUND, L.P., as a Consenting Lender

By: NC Garnet Fund (GenPar), LLC,

its general partner

By: BlackRock Financial Management, Inc.

its manager

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $71,820.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Permanens Capital Floating Rate Fund LP, as a Consenting Lender

BY: BlackRock Financial Management Inc., Its Sub- Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $120,697.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regimes d’Assurance de l’Industrie de la construction

du Quebec, as a Consenting Lender

By: BlackRock Asset Management Canada Limited as Portfolio Manager and BlackRock Financial

Management Inc. as sub-advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $52,867.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Employers Preferred Insurance Company, as a Consenting Lender

By: BlackRock Financial Management, Inc.

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $125,685.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Employers Compensation Insurance Company, as a Consenting Lender

By: BlackRock Financial Management, Inc. Its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $70,822.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

New York State Insurance Fund, as a Consenting Lender

By: BlackRock Financial Management, Inc., its Investment Manager

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $461,842.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ABR Reinsurance LTD., as a Consenting Lender

By: BlackRock Financial Management, Inc., its Investment Manager

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $71,820.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Employers Insurance Company of Nevada, as a Consenting Lender

By: BlackRock Financial Management, Inc. Its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $57,855.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Fonds de Formation des Salaries de L’Industrie de la

Construction du Quebec, as a Consenting Lender

By: BlackRock Asset Management Canada Limited as Portfolio Manager and BlackRock Financial Management Inc.

as sub-advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $3,990.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Floating Rate Income Trust, as a Consenting Lender

By: BlackRock Advisors, LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $179,550.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Limited Duration Income Trust, as a Consenting Lender

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $149,625.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Credit Allocation Income Trust, as a Consenting Lender

By: BlackRock Advisors, LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $36,907.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Credit Strategies Fund, as a Consenting Lender

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $15,960.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio, as a Consenting Lender

By: BlackRock Advisors, LLC, its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $322,192.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Basswood Park CLO, Ltd., as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $248,110.18

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bethpage Park CLO, Ltd., as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $272,826.02

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

BOYCE PARK CLO, LTD., as a Consenting Lender

By Blackstone CLO Management LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $411,388.01

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Cayuga Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $220,652.26

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Davis Park CLO, Ltd., as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC as Collateral

Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $274,962.70

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Nyack Park CLO, Ltd., as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC as Collateral

Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $273,831.41

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Peace Park CLO, Ltd., as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $357,358.87

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Rockland Park CLO, Ltd., as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC as Collateral

Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $275,913.07

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

UNITY-PEACE PARK CLO, LTD, as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC as Collateral

Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $356,152.90

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Wellman Park CLO, Ltd, as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $330,097.15

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Point Au Roche Park CLO, Ltd, as a Consenting Lender

by Blackstone Liquid Credit Strategies, LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $247,709.60

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

WEHLE PARK CLO, LTD., as a Consenting Lender

By Blackstone CLO Management LLC

as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $295,967.05

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AIA Investment Management Private Limited, as a Consenting Lender

By: BlackRock Financial Management, Inc the

Investment Manager

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $82,792.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Civil Aviation Authority Pension Scheme, as a Consenting Lender

By: BlackRock Financial Management, Inc., as agent

for and on behalf of BlackRock Investment

Management (UK) Limited as Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $124,687.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Multi-Strategy Credit Fund, as a Consenting Lender

By: BlackRock Financial Management Inc., as Sub-Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $28,927.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2022-2, Limited, as a

Consenting Lender

By: BAIN CAPITAL CREDIT U.S. CLO

MANAGER, LLC, as Portfolio Manager

By: /s/ Andrew Viens

Name: Andrew Viens
Title: Managing Director

Term B Loans held by such Consenting Lender: $169,386.79

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Boyd Watterson Asset Mgmt, as a Consenting Lender

By: /s/ Michael J. Krushena

Name: Michael J. Krushena
Title: EVP, Deputy CIO-Fixed Income

Term B Loans held by such Consenting Lender: $2,992,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Buckhorn Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $274,719.80

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CALAMOS SHORT TERM BOND FUND, as a Consenting Lender

By: /s/ Kathleen McCarthy

Name: Kathleen McCarthy
Title: Corporate Actions, AVP

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO I, Ltd., as a Consenting Lender

by CarVal Investors, LP

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $461,333.29

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO II, Ltd., as a Consenting Lender

by CarVal Investors, LP

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $177,608.85

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO III, Ltd., as a Consenting Lender

by CarVal Investors, LP

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $122,488.86

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO IV, Ltd., as a Consenting Lender

by CarVal CLO Management, LLC

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $455,702.90

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO V-C, Ltd., as a Consenting Lender

by CarVal CLO Management, LLC

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $955,238.13

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO VII-C, Ltd., as a Consenting Lender

by CarVal CLO Management, LLC

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $455,626.67

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CarVal CLO VIII-C, Ltd., as a Consenting Lender

by CarVal CLO Management, LLC

its attorney-in-fact

By: /s/ Jeremiah Gerhardson

Name: Jeremiah Gerhardson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $364,501.31

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Catamaran CLO 2018-1 Ltd., as a Consenting Lender

By: Trimaran Advisors, L.L.C.

By: /s/ Maureen Peterson

Name: Maureen Peterson
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CATHAY BANK, as a Consenting Lender

By: /s/ Dean Kawai

Name: Dean Kawai
Title: Senior Vice President

Term B Loans held by such Consenting Lender: $6,982,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Chang Hwa Commercial Bank, Ltd., New York

Branch, as a Consenting Lender

By: /s/ David C.Y. Hsieh

Name: David C.Y. Hsieh
Title: VP & GM

Term B Loans held by such Consenting Lender: $15,960,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Cirrus Funding 2018-1, Ltd., as a Consenting Lender

By: /s/ Thomas Iannarone

Name: Thomas Iannarone
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $332,920.59

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Credit Industriel et Commercial, New York Branch as a Consenting Lender

By: /s/ Clifford Abramsky

Name: Clifford Abramsky
Title: Managing Director

By: /s/ Brian Moriarty

Name: Brian Moriarty
Title: Managing Director

Term B Loans held by such Consenting Lender: $17,955,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

MATTERHORN LOAN TRUST 2015, as a Consenting Lender

By: Credit Suisse Asset Management, LLC as investment manager for BNY Mellon Trust Company (Cayman) Ltd., the trustee for Matterhorn Loan Trust 2015

By: /s/ Thomas Flannery

Name: Thomas Flannery
Title: Authorized Signatory

Term B Loans held by such Consenting Lender: $11,221,875.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CTBC BANK CO., LTD., as a Consenting Lender

By: /s/ Mingdao Li

Name: Mingdao Li
Title: SVP and Branch Manager

Term B Loans held by such Consenting Lender: $14,463,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CVC CP USD Loan Trust 2019, as a Consenting Lender

By: CVC Credit Partners, LLC

By: /s/ Ashwin Nayak

Name: Ashwin Nayak
Title: VP

Term B Loans held by such Consenting Lender: $6,982,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ZURICH AMERICAN LIFE INSURANCE COMPANY FBO VL SERIES ACCOUNT – 1 MULTI ASSET FIXED INCOME DIVISION, as a Consenting Lender

By: Deutsche Investment Management Americas Inc. Investment Advisor

By: /s/ Kirk Maurer

Name: Kirk Maurer
Title: Director High Yield

By: /s/ Thomas Bouchard

Name: Thomas Bouchard
Title: Vice President

Term B Loans held by such Consenting Lender: $349,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ISMIE MUTUAL INSURANCE COMAPNY, as a Consenting Lender

By: Deutsche Investment Management Americas Inc. Investment Advisor

By: /s/ Kirk Maurer

Name: Kirk Maurer
Title: Director High Yield

By: /s/ Thomas Bouchard

Name: Thomas Bouchard
Title: Vice President

Term B Loans held by such Consenting Lender: $349,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Diversified Credit Portfolio Ltd., as a Consenting Lender

BY: Invesco Senior Secured Management, Inc. as Investment Advisor

By: /s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

Term B Loans held by such Consenting Lender: $283,364.31

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

HORIZONS ACTIVE FLOATING RATE SENIOR LOAN ETF, as a Consenting Lender

Sub advisor: DMAT Capital Management Inc.

By: /s/ Scott K. Hayman

Name: Scott K. Hayman
Title: Senior Vice President

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as a Consenting Lender

By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $299,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance CLO 2018-1, Ltd., as a Consenting Lender

By: Eaton Vance Management Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $374,062.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance CLO 2020-2, Ltd., as a Consenting Lender

By: Eaton Vance Management

Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance Institutional Senior Loan Plus Fund, as a Consenting Lender

By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $199,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance US Senior BL Fund 2018, as a Consenting Lender

By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $174,562.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance CLO 2013-1 LTD., as a Consenting Lender

BY: Eaton Vance Management

Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $349,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance CLO 2014-1R, Ltd., as a Consenting Lender

By: Eaton Vance Management

As Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $399,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance CLO 2019-1, Ltd., as a Consenting Lender

By: Eaton Vance Management

As Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance Institutional Senior Loan Fund, as a Consenting Lender

BY: Eaton Vance Management as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $3,615,937.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance Loan Holding Limited, as a Consenting Lender

BY: Eaton Vance Management

as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $49,875.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance CLO 2020-1 Ltd., as a Consenting Lender

By: Eaton Vance Management

As Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $374,062.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Consenting Lender

BY: Eaton Vance Management as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof
Title: Vice President

Term B Loans held by such Consenting Lender: $299,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Employers Assurance Company, as a Consenting Lender

By: BlackRock Financial Management, Inc. Its Investment Advisor

By: /s/ David Birnbaum

Name: David Birnbaum
Title: Director

Term B Loans held by such Consenting Lender: $53,865.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

ERSTE GROUP BANK AG, as a Consenting Lender

By: /s/ Patrick W. Kunkel

Name: Patrick W. Kunkel
Title: Managing Director

By: /s/ John Fay

Name: John Fay
Title: Senior Vice President

Term B Loans held by such Consenting Lender: $19,950,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bank Loan Core Fund, as a Consenting Lender

By: /s/ Steven Wagner
Name:         Steven Wagner
Title:         VP-Sr Analyst/Portfolio Manager

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

First Bank, as a Consenting Lender

By: /s/ Christopher Gilbert
Name:         Christopher Gilbert
Title:         Vice President

Term B Loans held by such Consenting Lender: $7,980,000

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

First-Citizens Bank & Trust Company, as a Consenting Lender

By: /s/ Terence Sullivan
Name:         Terence Sullivan
Title:         Managing Director

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $4,987,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

First Commercial Bank, Ltd., Los Angeles Branch, as a Consenting Lender

By: /s/ Shih-Pin Hsu
Name:         Shih-Pin Hsu
Title:         V.P. & General Manager

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $14,962,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

First National Bank of Omaha, as a Consenting Lender

By: /s/ Dale Ervin
Name:         Dale Ervin
Title:         Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $2,992,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

FIRSTBANK PUERTO RICO d/b/a FIRSTBANK FLORIDA, as a Consenting Lender

By: /s/ Sergio H. Gonzalez
Name:         Sergio H. Gonzalez
Title:         VP, Corporate Banking

Term B Loans held by such Consenting Lender: $19,950,000

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Oberon USA Investments Sarl, as a Consenting Lender

By: Five Arrows Managers North America LLC as Investment Manager

By: /s/ Bradley K. Bryan
Name:         Bradley K. Bryan
Title:         Director

Term B Loans held by such Consenting Lender: $1,246,875.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Ocean Trails CLO 8, as a Consenting Lender

By: Five Arrows Managers North America LLC as Investment Manager

By: /s/ Bradley K. Bryan
Name:         Bradley K. Bryan
Title:         Director

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Gallatin CLO VIII 2017-1, Ltd., as a Consenting Lender

By: DCM Senior Credit, LLC

as its Collateral Administrator

By: /s/ Jeff Byrne
Name:         Jeff Byrne
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,496,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Generate CLO 11 Ltd., as a Consenting Lender

By Generate Advisors LLC, its Portfolio Manager

By: /s/ Rizwan M. Akhter
Name:         Rizwan M. Akhter
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,995,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Partner Reinsurance Company Ltd

By Goldman Sachs Asset Management, solely in its capacity as Advisor, and not as Principal, as a Consenting Lender

By: /s/ Neal Osborn
Name:         Neal Osborn
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Partner Reinsurance Company of the U.S.

By Goldman Sachs Asset Management, solely in its capacity as Advisor, and not as Principal, as a Consenting Lender

By: /s/ Neal Osborn
Name:         Neal Osborn
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $992,687.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Custom Leveraged Loan Fund SPV LLC

By Goldman Sachs Asset Management, solely in its capacity as Advisor, and not as Principal, as a Consenting Lender

By: /s/ Neal Osborn
Name:         Neal Osborn
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,097,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

United HealthCare Insurance Company, as a Consenting Lender

BY: GSO Capital Advisors LLC as Manager

By: /s/ Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $665,188.73

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Allegany Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $274,505.05

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Cook Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $538,807.77

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Harriman Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $276,181.88

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Reese Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $275,360.92

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Tallman Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $220,431.44

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Thompson Park CLO, Ltd, as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $275,800.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Thayer Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $273,402.23

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

United HealthCare Insurance Company, as a Consenting Lender

by GSO Capital Advisors II LLC as Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $339,702.53

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Optum Bank, Inc., as a Consenting Lender

by GSO Capital Advisors LLC as Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $4,987,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

GSO LOAN TRUST 2011, as a Consenting Lender

by GSO Capital Advisors LLC, As its Investment Advisor

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $10,309,994.14

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Endurance Assurance Corporation, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name:         Kaitlin Trinh
Title:         Authorized Person

Term B Loans held by such Consenting Lender: $1,995,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Harbor Park CLO, Ltd., as a Consenting Lender

by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $383,634.78

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Tanto SPF sarl, as a Consenting Lender

By: /s/ Conor O’Neill
Name:         Conor O’Neill
Title:         Portfolio Manager

Term B Loans held by such Consenting Lender: $4,987,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Partner Reinsurance Company Ltd., as a Consenting Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Jamie Donsky
Name:         Jamie Donsky
Title:         Senior Vice President

Term B Loans held by such Consenting Lender: $6,939,051.32

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Hua Nan Commercial Bank., Ltd., New York Agency, as a Consenting Lender

By: /s/ I-Chin Fang
Name:         I-Chin Fang
Title:         Vice President & General Manager

Term B Loans held by such Consenting Lender: $19,950,000

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Milton Hershey School Trust, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Investment

Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $128,266.63

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Industrial and Commercial Bank of China (U.S.A.) N.A., as a Consenting Lender

By: /s/ Jeff Liu
Name:         Jeff Liu
Title:         SVP & Head of Corporate Syndications

Term B Loans held by such Consenting Lender: $38,391,281.25

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $802,629.49

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Kapitalforeningen Investin Pro, US Leveraged Loans I, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $658,587.68

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Sentry Insurance Company, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $287,540.45

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Invesco Senior Loan Fund, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $353,172.71

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $709,039.39

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Invesco Teton Fund LLC, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $193,140.23

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Invesco Sakura US Senior Secured Fund, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $146,204.84

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

INVESCO SSL FUND LLC, as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $826,575.33

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Invesco Senior Secured Management, Inc., as a Consenting Lender

By: Invesco Senior Secured Management, Inc. as sub-adviser

By: /s/ Kevin Egan
Name:         Kevin Egan
Title:         Authorized Individual

Term B Loans held by such Consenting Lender: $112,609.27

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Liquid Loan Opportunities Master Fund, L.P., as a Consenting Lender

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Jamie Donsky
Name:         Jamie Donsky
Title:         Senior Vice President

Term B Loans held by such Consenting Lender: $3,035,948.68

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Medalist Partners Corporate Finance CLO VII Ltd., as a Consenting Lender

By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By: /s/ Jeremy Phipps
Name:         Jerremy Phipps
Title:         Managing Director

Term B Loans held by such Consenting Lender: $1,246,875.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

MEDALIST PARTNERS CORPORATE FINANCE CLO VI LTD., as a Consenting Lender

By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By: /s/ Jeremy Phipps
Name:         Jeremy Phipps
Title:         Managing Director

Term B Loans held by such Consenting Lender: $1,246,875.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

MetLife Investment Management, LLC., not in its individual capacity, but solely as investment adviser on behalf of its clients listed below:

By: MetLife Investment Management, LLC, as investment adviser

By: /s/ Shane O’Driscoll
Name:         Shane O’Driscoll
Title:         Director

Metropolitan Life Insurance Company

Term B Loans held by such Consenting Lender: $3,491,250.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

MidFirst Bank, as a Consenting Lender

By: /s/ Sherlyn Nelson
Name:         Sherlyn Nelson
Title:         Senior Vice President

Term B Loans held by such Consenting Lender: $4,987,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Morgan Stanley Eaton Vance CLO 2022-18, Ltd., as a Consenting Lender

By: Morgan Stanley Eaton Vance CLO Manager LLC

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Morgan Stanley Eaton Vance CLO 2022-17, Ltd., as a Consenting Lender

By: Morgan Stanley Eaton Vance CLO Manager LLC

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Morgan Stanley Eaton Vance CLO 2022-1, Ltd., as a Consenting Lender

By: Morgan Stanley Eaton Vance CLO Manager LLC

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Morgan Stanley Eaton Vance CLO 2022-16, Ltd., as a Consenting Lender

By: Morgan Stanley Eaton Vance CLO Manager LLC as its Collateral Manager

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $423,937.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

522 Funding CLO 2018-3(A), Ltd., as a Consenting Lender

By: MS 522 CLO CM LLC as its Collateral Manager

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $374,062.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

522 Funding CLO 2019-5, Ltd., as a Consenting Lender

By: Morgan Stanley Investment Management Inc. as its Investment Advisor

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $374,062.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

522 Funding CLO 2021-7, Ltd., as a Consenting Lender

By: MS 522 CLO CM LLC as its Collateral Manager

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

522 Funding CLO 2020-6, Ltd., as a Consenting Lender

By: MS 522 CLO CM LLC as its Collateral Manager

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $324,187.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

University of Miami, as a Consenting Lender

By: Morgan Stanley Investment Management Inc. as its Investment Advisor

By: /s/ Michael Brotthof
Name:         Michael Brotthof
Title:         Vice President

Term B Loans held by such Consenting Lender: $74,812.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

XIX Funding Ltd, as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Hanlon, Melanie
Title:         Managing Director

Term B Loans held by such Consenting Lender: $309,225.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XV Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $370,050.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XVII Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $219,450.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XX Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $309,225.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XXI Funding Ltd, as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XXII Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $309,225.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XXIII Funding Ltd, as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $309,225.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XVIII Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $339,150.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XXIV Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $309,225.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Nationwide Life Insurance Company, as a Consenting Lender

By: /s/ John Mercer
Name:         John Mercer
Title:         High Yield PM

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman High Quality Global Senior Floating Rate Income Fund, as a Consenting Lender

By: Neuberger Berman Investment Adviser LLC, as Manager

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $598,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman Loan Advisers CLO 48, Ltd, as a Consenting Lender

By: Neuberger Berman Loan Advisers II LLC as Collateral Manager

By: Neuberger Berman Investment Adviser LLC, as Sub-Adviser

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,660,837.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman Investment Funds II PLC – Neuberger Berman Global Senior Floating Rate Income Fund, as a Consenting Lender

By: Neuberger Berman Investment Advisers LLC

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $2,254,350.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman CLO XXII, Ltd, as a Consenting Lender

By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,087,275.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

NF Loan Trust 2016, as a Consenting Lender

By: Neuberger Berman Investment Advisers LLC As Investment Manager

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $5,779,964.78

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman CLO XVIII, Ltd., as a Consenting Lender

By Neuberger Berman Investment Advisers LLC as collateral manager

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,356,600.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Quaestio Alternative Funds S.C.A., SICAV-FIS, as a Consenting Lender

By: Neuberger Berman Investment Adviser LLC

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $359,100.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

NZAM-NF USD Bank Loan Fund, as a Consenting Lender

By: Neuberger Berman Loan Advisers II LLC as Collateral Manager

By: Neuberger Berman Investment Advisers LLC as Sub-Investment Manager

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,995,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman Floating Rate Income Fund, as a Consenting Lender

By: Neuberger Berman Fixed Income LLC, as collateral manager

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,840,387.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman Loan Advisers CLO 47, Ltd, as a Consenting Lender

By: Neuberger Berman Loan Advisers II LLC as Collateral Manager

By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,656,397.72

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Neuberger Berman Loan Advisers CLO 29, Ltd., as a Consenting Lender

By: Neuberger Berman Loan Advisers LLC, as Collateral Manager

By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By: /s/ Colin Donlan
Name:         Colin Donlan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $1,361,587.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Niagara Park CLO, Ltd., as a Consenting Lender

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By: /s/ Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $246,661.19

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Ocean Trails CLO V, as a Consenting Lender

By; Five Arrows Managers North America LLC

as Asset Manager

By: /s/ Bradley K. Bryan
Name:         Bradley K. Bryan
Title:         Director

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Octagon Loan Trust 2010, as a Consenting Lender

BY: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By: /s/ Gillian Kape Vinal
Name:         Gillian Kape Vinal
Title:         Senior Portfolio Administrator

Term B Loans held by such Consenting Lender: $9,975,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

OFSI BSL XII CLO, LTD., as a Consenting Lender

By: OFS CLO Management, LLC

Its Collateral Manager

By: /s/ David Mejia
Name:         David Mejia
Title:         Director

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

OLD NATIONAL BANK, as a Consenting Lender

By: /s/ Michael Trunck
Name:         Michael Trunck
Title:         Senior Vice President

Term B Loans held by such Consenting Lender: $19,551,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Pacific Coast Bankers’ Bank, as a Consenting Lender

By: /s/ Maxine Lew
Name:         Maxine Lew
Title:         Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $14,962,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II, as a Consenting Lender

By: Pacific Investment Management Company LLC,

As its Investment Advisor

By: /s/ Andrew H. Levine
Name:         Andrew H. Levine
Title:         Executive Vice President & Senior Counsel

Term B Loans held by such Consenting Lender: $399,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regence Bluecross Blueshield of Oregon, as a Consenting Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Andrew H. Levine
Name:         Andrew H. Levine
Title:         Executive Vice President & Senior Counsel

Term B Loans held by such Consenting Lender: $138,652.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regence BlueShield of Idaho, Inc., as a Consenting Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Andrew H. Levine
Name:         Andrew H. Levine
Title:         Executive Vice President & Senior Counsel

Term B Loans held by such Consenting Lender: $39,900.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regence BlueShield, as a Consenting Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Andrew H. Levine
Name:         Andrew H. Levine
Title:         Executive Vice President & Senior Counsel

Term B Loans held by such Consenting Lender: $174,562.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regence BlueShield of Utah, as a Consenting Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Andrew H. Levine
Name:         Andrew H. Levine
Title:         Executive Vice President & Senior Counsel

Term B Loans held by such Consenting Lender: $45,885.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

First American Title Insurance Company, as a Consenting Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: /s/ Andrew H. Levine
Name:         Andrew H. Levine
Title:         Executive Vice President & Senior Counsel

Term B Loans held by such Consenting Lender: $199,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Pioneer Floating Rate Fund, Inc., as a Consenting Lender

By: Amundi Asset Management US, Inc.,

Its investment adviser

By: /s/ Margaret C. Begley
Name:         Margaret C. Begley
Title:         Secretary and Associate General Counsel

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Pioneer Investments Diversified Loans Fund, as a Consenting Lender

By: Amundi Asset Management US, Inc.,

Its investment adviser

By: /s/ Margaret C. Begley
Name:         Margaret C. Begley
Title:         Secretary and Associate General Counsel

Term B Loans held by such Consenting Lender: $399,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

PT. Bank Negara Indonesia (Persero) Tbk., as a Consenting Lender

By: /s/ Aidil Azhar
Name:         Aidil Azhar
Title:         General Manager

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $2,992,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

PT Bank Rakyat Indonesia (Persero) Tbk ,

as a Consenting Lender

By: /s/ Yodi Herzaman
Name:         Yodi Herzaman
Title:         General Manager

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $14,962,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Race Point X CLO, Limited, as a Consenting Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By: /s/ Andrew Viens
Name:         Andrew Viens
Title:         Managing Director

Term B Loans held by such Consenting Lender: $110,101.42

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Raymond James Bank, as a Consenting Lender

By: /s/ Daniel A. Perez
Name:         Daniel A. Perez
Title:         Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: 49,875,000

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XII Funding Ltd., as a Consenting Lender

By: Regatta Loan Management LLC, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Hanlon, Melanie
Title:         Managing Director

Term B Loans held by such Consenting Lender: $259,350.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XIV Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $428,925.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XVI Funding Ltd., as a Consenting Lender

By: Regatta Loan Management LLC, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Hanlon, Melanie
Title:         Managing Director

Term B Loans held by such Consenting Lender: $389,025.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta VII Funding Ltd, as a Consenting Lender

By: Regatta Loan Management LLC, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Hanlon, Melanie
Title:         Managing Director

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta VI Funding Ltd, as a Consenting Lender

By: Regatta Loan Management LLC, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Hanlon, Melanie
Title:         Managing Director

Term B Loans held by such Consenting Lender: $259,350.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

REGATTA XI FUNDING LTD., as a Consenting Lender

By: Regatta Loan Management LLC,

its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Hanlon, Melanie
Title:         Managing Director

Term B Loans held by such Consenting Lender: $319,200.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Regatta XIII Funding Ltd., as a Consenting Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By: /s/ Melanie Hanlon
Name:         Melanie Hanlon
Title:         Managing Director

Term B Loans held by such Consenting Lender: $349,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Blue Cross of Idaho Health Service, Inc., as a Consenting Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Investment Manager

By: /s/ George Goudelias
Name:         George Goudelias
Title:         Managing Director

Term B Loans held by such Consenting Lender: $748,125.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

City National Rochdale Fixed Income Opportunities Fund, as a Consenting Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Subadvisor

By: /s/ George Goudelias
Name:         George Goudelias
Title:         Managing Director

Term B Loans held by such Consenting Lender: $468,825.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

CARE Super, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $96,757.60

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

JANA Multi-Sector Credit Trust, as a Consenting Lender

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $35,910.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Kentucky Retirement Systems Insurance Trust Fund, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $85,785.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Kolumban Alternative Investments -Loans, as a Consenting Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $142,642.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Milton Hershey School Trust, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $119,700.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Teachers’ Retirement System of the State of Kentucky, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $224,437.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Virginia College Savings Plan, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $74,812.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Kentucky Retirement Systems, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $152,617.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Shenkman Multi-Asset Credit Master Fund, as a Consenting Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $130,672.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $53,865.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Credos Floating Rate Fund LP, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $38,902.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Shenkman Multi-Asset Credit Select Master Fund L.P., as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $78,802.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Highmark Inc., as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $169,575.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

WM Pool - Fixed Interest Trust No. 7, as a Consenting Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Serge Todorovich
Name:         Serge Todorovich
Title:         General Counsel & Chief Compliance Officer

Term B Loans held by such Consenting Lender: $137,655.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Siemens Financial Services, Inc., as a Consenting Lender

By: /s/ Jared R. Malise
Name:         Jared R. Malise
Title:         Vice President

By: /s/ Sonia Vargas
Name: Sonia Vargas

Title: Sr. Loan Closer

Term B Loans held by such Consenting Lender: $29,925.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Silver Rock CLO I, Ltd., as a Consenting Lender

By: Silver Rock Management LLC as collateral manager

By: /s/ Patrick Hunnius
Name:         Patrick Hunnius
Title:         General Counsel & CCO

Term B Loans held by such Consenting Lender: $399,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Silver Rock CLO II, Ltd., as a Consenting Lender

By: Silver Rock Management LLC as collateral manager

By: /s/ Patrick Hunnius
Name:         Patrick Hunnius
Title:         General Counsel & CCO

Term B Loans held by such Consenting Lender: $598,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

SOMERSET TRUST COMPANY, as a Consenting Lender

By: /s/ Parke Kreinbrook
Name:         Parke Kreinbrook
Title:         Vice President

Term B Loans held by such Consenting Lender: $4,987,500

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Southwick Park CLO, Ltd., as a Consenting Lender

By: /s/ Thomas Iannarone
Name:         Thomas Iannarone
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $273,738.16

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

State Bank of India, New York Branch, as a Consenting Lender

By: /s/ Himanshu
Name:         Himanshu
Title:         VP (Syndications)

Term B Loans held by such Consenting Lender: $39,900,000

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

State Street Bank and Trust Company, as a Consenting Lender

By: /s/ Andrew Sanders
Name:         Andrew Sanders
Title:         Vice President

Term B Loans held by such Consenting Lender: $9,975,000.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

STEELE CREEK CAPITAL FUNDING I, LLC, as a Consenting Lender

By: /s/ Nick Skudlarek
Name:         Nick Skudlarek
Title:         Research Analyst

Term B Loans held by such Consenting Lender: $118,702.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Steele Creek CLO 2018-1, Ltd., as a Consenting Lender

By: /s/ Nick Skudlarek
Name:         Nick Skudlarek
Title:         Research Analyst

Term B Loans held by such Consenting Lender: $316,207.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Stifel Bank & Trust         , as a Consenting Lender

By: /s/ Steven E. Miller
Name:         Steven E. Miller
Title:         Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $4,987,500

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Stock Yards Bank & Trust Co., as a Consenting Lender

By: /s/ James E. Brown
Name:         James E. Brown
Title:         Senior Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $1,620,937.50

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

SUMITOMO MITSUI TRUST BANK, New York Branch, as a Consenting Lender

By: /s/ Tim Ng
Name:         Tim Ng
Title:         Senior Director

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $14,962,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Taiwan Cooperative Bank, LTD acting through its New York Branch, as a Consenting Lender

By: /s/ Chou, Cheng-Pin
Name:         Chou, Cheng-Pin
Title:         SVP & General Manager

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $2,992,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Teachers Advisors, Inc., on behalf of TIAA-CREF Core Plus Bond Fund, as a Consenting Lender

By: /s/ Patrice Pippins-Boardraye
Name:         Patrice Pippins-Boardraye
Title:         Lead

Term B Loans held by such Consenting Lender: $199,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Teachers Advisors, Inc., on behalf of TIAA-CREF Core Bond Fund, as a Consenting Lender

By: /s/ Patrice Pippins-Boardraye
Name:         Patrice Pippins-Boardraye
Title:         Lead

Term B Loans held by such Consenting Lender: $199,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Teachers Insurance and Annuity Association of America, as a Consenting Lender

By: Teachers Advisors, LLC, a Delaware limited liability company, its investment manager

By: /s/ Patrice Pippins-Boardraye
Name:         Patrice Pippins-Boardraye
Title:         Lead

Term B Loans held by such Consenting Lender: $3,241,875.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

The Bank of East Asia, Limited, New York Branch, as a Consenting Lender

By: /s/ Joanna Yu
Name:         Joanna Yu
Title:         VP

By: /s/ Victor Chern
Name: Victor Chern

Title: VP

Term B Loans held by such Consenting Lender: $11,970,000

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☐ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☒ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

YARI FUNDING ULC, as a Consenting Lender

By: /s/ Shamim Rayhan
Name:         Shamim Rayhan
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $997,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

The Standard Fire Insurance Company, as a Consenting Lender

By: /s/ Mark W. Vandermyde
Name:         Mark W. Vandermyde
Title:         Senior Vice President

[[For Lenders requiring a second signature block]

By         ______________________________
Name:

Title:]

Term B Loans held by such Consenting Lender: $997,500

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO XXII, Ltd., as a Consenting Lender

By: Gibran Mahmud

As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $2,992,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trimaran CAVU 2021-1 Ltd, as a Consenting Lender

By: Trimaran Advisors, L.L.C.

By: /s/ Maureen K. Peterson
Name:         Maureen K. Peterson
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trimaran CAVU 2021-2 Ltd, as a Consenting Lender

By: /s/ Maureen K. Peterson
Name:         Maureen K. Peterson
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trimaran CAVU 2021-3 Ltd., as a Consenting Lender

By: /s/ Maureen K. Peterson
Name:         Maureen K. Peterson
Title:         Authorized Signatory

Term B Loans held by such Consenting Lender: $S498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO XVI, Ltd., as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO XVII, Ltd, as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO XVIII, Ltd, as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO IX, Ltd., as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO VI, Ltd., as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO VII, LTD., as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Trinitas CLO XI, Ltd., as a Consenting Lender

By: /s/ Gibran Mahmud
Name:         Gibran Mahmud
Title:         Chief Investment Officer

Term B Loans held by such Consenting Lender: $249,375.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

New York State Insurance Fund, as a Consenting Lender

By: Voya Investment Management Co. LLC

as its Investment Manager

By: /s/ Romain Catois
Name:         Romain Catois
Title:         VP Portfolio Manager

Term B Loans held by such Consenting Lender: $498,750.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Independent Bank, as a Consenting Lender

By: /s/ Travis Brooks
Name:         Travis Brooks
Title:         Vice President

Term B Loans held by such Consenting Lender: $4,588,500.00

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature page to Amendment No. 1 dated as of the date first above written

Bain Capital Credit CLO 2022-6, Limited, as a Consenting Lender

By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By: /s/ Andrew Viens
Name:         Andrew Viens
Title:         Managing Director

Term B Loans held by such Consenting Lender: $141,155.66

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF TERM B LOANS (CASHLESS OPTION): ☒ Consent and agree to the Amendment and to continue as a Term B Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Term B Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Term B Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

EXHIBIT A

FORM OF MASTER ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between each Assignor identified in Section I below (each, an “Assignor”) and JPMorgan Chase Bank, N.A. (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the applicable Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the applicable Assignor under the respective facilities identified below (including any letters of credit, guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by any Assignor.

1.	Assignor:	Each person identified on Schedule I hereto
2.	Assignee:	JPMorgan Chase Bank, N.A.
3.	Borrower:	H.B. Fuller Company
4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement
5.	Credit Agreement:

The Second Amended and Restated Credit Agreement dated as of February 15, 2023 among H.B. Fuller Company, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties from time to time party thereto

Effective Date: [_____________ ___], 2023

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNEE JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

Consented to and Accepted:

JPMORGAN CHASE BANK, N.A.., as Administrative Agent

By:
Title:

Consented to: H.B. FULLER COMPANY
By:
Name:
Title:

ANNEX I

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and under applicable law, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Collateral Agent, any Co-Lead Arranger, any Co-Syndication Agent, any Co-Documentation Agent or any other Lender or any of their respective Related Parties, and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Collateral Agent, any Co-Lead Arranger, any Co-Syndication Agent, any Co-Documentation Agent, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and each Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.SCHEDULE I

Loans

ASSIGNOR	Aggregate Amount of Term B Loans for all Lenders	Amount of Term B Loans Assigned	Amount of Term B Loans held immediately following the Effective Date	Percentage Assigned of Term B Loans
	$		$$0.00%
	$		$$0.00%
	$		$$0.00%